UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549


                            FORM 8-K

         Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934


       Date of Event Requiring Report: January 14, 1999


                    HYTK INDUSTRIES, INC.
--------------------------------------------------------------
    (Exact Name of Registrant as Specified in its Charter)


        0-17371                            88-0182808
------------------------           ------------------------
(Commission File Number)                (IRS Employer
                                    Identification Number)


                             NEVADA
--------------------------------------------------------------
(State or Other Jurisdiction of Incorporation or Organization)



            701 EAST MAIN, BENEDICT, KANSAS 66714
--------------------------------------------------------------
           (Address of Principal Executive Offices)


                         (316) 698-2250
--------------------------------------------------------------
     (Registrant's Telephone Number, Including Area Code)


      2133 EAST 9400 SOUTH, SUITE 151, SANDY, UTAH 84093
--------------------------------------------------------------
(Former Name or Former Address, if changed since last report)

Item 4.   Changes in Registrant's Certified Accountant

The Company has retained the services of Clyde Bailey, P.C., as of January 14, 1999, for all of the Company's accounting needs. Seller's and Associates, the Company's previous accountant ("Seller's"), was dismissed by the Company's board of directors on January 14, 1999, in connection with the Merger of Quest Resource Corporation. This dismissal was unrelated to Seller's competence, practices and procedures. Seller's financial statement reports did not contain any adverse opinion, disclaimer of opinion, or modified opinion.

Seller's and Associates have provided the Securities and Exchange Commission a letter, attached hereto as an exhibit and incorporated by reference, stating that it does not disagree with any of the foregoing statements regarding the Company's change in certifying accountant.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 23, 1999             HYTK INDUSTRIES, INC.
       -----------------
                                       /s/ Douglas L. Lamb
                                     ---------------------------------
                                     By: Douglas L. Lamb, President